POWER OF ATTORNEY
WHEREAS, Diamond Hill Securitized Credit Fund (the “Trust”), a Delaware statutory trust organized under the laws of the State of Delaware, periodically files proxy statements and amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and
WHEREAS, the undersigned is a Trustee of the Trust.
NOW THEREFORE, the undersigned hereby constitutes and appoints Alyssa A. Bentz and Karen R. Colvin, and each of them, her true and lawful attorney and agent, with the power and authority to sign on behalf of the undersigned, the name of the undersigned as Trustee of the Trust to any proxy statement, registration statement, or to any amendment thereto, filed with the Securities and Exchange Commission with respect to the shares of beneficial interest of the Trust and to any instrument or document filed as part of, as an exhibit to, or in connect with any such proxy statement, registration statement, or any amendment thereto.
IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 6th day of May 2024.

                            /s/Jo Ann Quinif____________________
                            Jo Ann Quinif
                            Trustee

STATE OF OHIO    )
    ) ss:
COUNTY OF FRANKLIN    )

Before me, a Notary Public, in and for said county and state, personally appeared Jo Ann Quinif, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for purposes therein expressed.
WITNESS my hand and official seal this 6th day of May 2024.

/s/Erin Dillon_________
Notary Public

                        My Commission Expires: 05/01/2026

POWER OF ATTORNEY
WHEREAS, Diamond Hill Securitized Credit Fund (the “Trust”), a Delaware statutory trust organized under the laws of the State of Delaware, periodically files proxy statements and amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and
WHEREAS, the undersigned is a Trustee of the Trust.
NOW THEREFORE, the undersigned hereby constitutes and appoints Alyssa A. Bentz and Karen R. Colvin, and each of them, her true and lawful attorney and agent, with the power and authority to sign on behalf of the undersigned, the name of the undersigned as Trustee of the Trust to any proxy statement, registration statement, or to any amendment thereto, filed with the Securities and Exchange Commission with respect to the shares of beneficial interest of the Trust and to any instrument or document filed as part of, as an exhibit to, or in connect with any such proxy statement, registration statement, or any amendment thereto.
IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 21st day of August 2024.

                            /s/Tamar L. Fagely
                            Tamara L. Fagely
                            Trustee

STATE OF OHIO    )
    ) ss:
COUNTY OF FRANKLIN    )

Before me, a Notary Public, in and for said county and state, personally appeared Tamara L. Fagely, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for purposes therein expressed.
WITNESS my hand and official seal this 21st day of August 2024.

/s/Erin Dillon
Notary Public

                        My Commission Expires: 05/01/2026

POWER OF ATTORNEY
WHEREAS, Diamond Hill Securitized Credit Fund (the “Trust”), a Delaware statutory trust organized under the laws of the State of Delaware, periodically files proxy statements and amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and
WHEREAS, the undersigned is a Trustee of the Trust.
NOW THEREFORE, the undersigned hereby constitutes and appoints Alyssa A. Bentz and Karen R. Colvin, and each of them, her true and lawful attorney and agent, with the power and authority to sign on behalf of the undersigned, the name of the undersigned as Trustee of the Trust to any proxy statement, registration statement, or to any amendment thereto, filed with the Securities and Exchange Commission with respect to the shares of beneficial interest of the Trust and to any instrument or document filed as part of, as an exhibit to, or in connect with any such proxy statement, registration statement, or any amendment thereto.
IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 21st day of August 2024.

                            /s/Jody T. Foster
                            Jody T. Foster
                            Trustee

STATE OF OHIO    )
    ) ss:
COUNTY OF FRANKLIN    )

Before me, a Notary Public, in and for said county and state, personally appeared Jody T. Foster, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for purposes therein expressed.
WITNESS my hand and official seal this 21st day of August 2024.

/s/Erin Dillon
Notary Public

                        My Commission Expires: 05/01/2026

POWER OF ATTORNEY
WHEREAS, Diamond Hill Securitized Credit Fund (the “Trust”), a Delaware statutory trust organized under the laws of the State of Delaware, periodically files proxy statements and amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and
WHEREAS, the undersigned is a Trustee of the Trust.
NOW THEREFORE, the undersigned hereby constitutes and appoints Alyssa A. Bentz and Karen R. Colvin, and each of them, his true and lawful attorney and agent, with the power and authority to sign on behalf of the undersigned, the name of the undersigned as Trustee of the Trust to any proxy statement, registration statement, or to any amendment thereto, filed with the Securities and Exchange Commission with respect to the shares of beneficial interest of the Trust and to any instrument or document filed as part of, as an exhibit to, or in connect with any such proxy statement, registration statement, or any amendment thereto.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of August 2024.

                            /s/John T. Kelly-Jones
                            John T. Kelly-Jones
                            Trustee

STATE OF OHIO    )
    ) ss:
COUNTY OF FRANKLIN    )

Before me, a Notary Public, in and for said county and state, personally appeared John T. Kelly-Jones, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for purposes therein expressed.
WITNESS my hand and official seal this 21st day of August 2024.

/s/Erin Dillon
Notary Public

                        My Commission Expires: 05/01/2026